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                                                                    Exhibit 23.1

                      [Letterhead of Price Waterhouse LLP]

                                                                          [LOGO]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 of Chemical Banking Corporation (Registration No. 33-63833) of our report dated January 16, 1996 appearing on page 42 of the Annual Report on Form 10-K of Chemical Banking Corporation for the year ended December 31, 1995.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
New York, New York
March 29, 1996